UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Form 8-K/A) amends the Current Report on Form 8-K filed July 3, 2019 (the Original Report) by Horace Mann Educators Corporation (Horace Mann) reporting the completion of the Horace Mann's previously announced acquisition of NTALife Enterprises, LLC and Subsidiaries (NTA). This Form 8-K/A includes the historical audited and unaudited consolidated financial statements of NTA required under Item 9.01(a) and the combined pro forma financial information of Horace Mann and NTA required under Item 9.01(b). There are no additional changes to the Original Report, and this Form 8-K/A should be read in conjunction with the Original Report.

Section 9. - Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of NTA as of December 31, 2018 and 2017, and the audited consolidated statements of income, comprehensive income (loss), changes in members' equity and cash flows for the years ended December 31, 2018 and 2017, together with the notes thereto and the report of BDO LLP thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of NTA as of March 31, 2019 and December 31, 2018, and the unaudited condensed consolidated statements of income, comprehensive income (loss), changes in members’ equity and cash flows for the three months ended March 31, 2019 and 2018, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Horace Mann and NTA as of March 31, 2019 and the unaudited pro forma condensed combined statements of operations of Horace Mann and NTA for the year ended December 31, 2018 and the three months ended March 31, 2019, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8‑K/A and are incorporated herein by reference.

(d) Exhibits

23.1 Consent of Independent Registered Public Accounting Firm.

99.1    The audited consolidated balance sheets of NTA as of December 31, 2018 and 2017, and the audited consolidated statements of income, comprehensive income (loss), changes in members' equity and cash flows for the years ended December 31, 2018 and 2017, together with the notes thereto and the report of BDO LLP thereon.

99.2    The unaudited condensed consolidated balance sheet of NTA as of March 31, 2019 and the audited consolidated balance sheet as of December 31, 2018, and the unaudited condensed consolidated statements of income, comprehensive income (loss), changes in members' equity and cash flows for the three months ended March 31, 2019 and 2018, together with the notes thereto.

99.3    The unaudited pro forma condensed combined balance sheet of Horace Mann and NTA as of March 31, 2019 and the unaudited pro forma condensed combined statements of operations of Horace Mann and NTA for the year ended December 31, 2018 and the three months ended March 31, 2019, together with the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Kimberly A. Johnson
	Name:	Kimberly A. Johnson
	Title:	Vice President & Controller
(Principal Accounting Officer)

Date: September 13, 2019

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